UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06196 and 811-21298

Name of Fund: BIF Treasury Fund and Master Treasury LLC

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BIF Treasury Fund and Master Treasury LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 626-1960

Date of fiscal year end: 03/31/2013

Date of reporting period: 09/30/2012

Item 1 – Report to Stockholders

September 30, 2012

Semi-Annual Report (Unaudited)

BIF Government Securities Fund

BIF Treasury Fund

Not FDIC Insured • No Bank Guarantee • May Lose Value

2	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2012

Dear Shareholder

Late in the summer of 2011, financial markets were upended by sovereign debt turmoil in the United States and Europe as well as growing concerns about the future of the global economy. Investor confidence had crumbled. However, the fourth quarter of 2011 brought improving economic data and more concerted efforts among European leaders toward stemming the region’s debt crisis, gradually drawing investors back to the markets. Improving sentiment carried over into early 2012 as investors felt some relief from the world’s financial woes. Volatility abated and risk assets (including stocks, commodities and high yield bonds) moved boldly higher through the first two months of 2012, while climbing Treasury yields pressured higher-quality fixed income assets.

Markets reversed course in the spring when Europe’s debt problems boiled over once again. High levels of volatility returned as political instability in Greece threatened the country’s membership in the eurozone. Spain faced severe deficit issues while the nation’s banks clamored for liquidity. Yields on Spanish and Italian government debt rose to levels deemed unsustainable. European leaders conferred and debated vehemently over the need for fiscal integration among the 17 nations comprising the euro currency bloc as a means to resolve the crisis for the long term.

Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, became particularly worrisome. In the United States, disappointing jobs reports dealt a crushing blow to investor sentiment. Risk assets sold off in the second quarter as investors again retreated to safe haven assets.

Despite ongoing concerns about the health of the global economy and the debt crisis in Europe, most asset classes enjoyed a robust summer rally powered mainly by expectations for policy stimulus from central banks in Europe and the United States. Although global economic data continued to be mixed, the spate of downside surprises seen in the second quarter had receded and, outside of Europe, the risk of recession largely subsided. Additionally, in response to growing debt pressures, the European Central Bank allayed investors’ fears by stating its conviction to hold the eurozone together. Early in September, the European Central Bank announced a plan to purchase sovereign debt in the eurozone’s most troubled nations. Later that month, the US Federal Reserve announced its long-awaited — and surprisingly aggressive — stimulus program, committing to purchase $40 billion of agency mortgage-backed securities per month until the US economy exhibits enough strength to sustain real growth and improving labor market conditions. These central bank actions boosted risk assets globally as investors increased their risk appetites in their search for higher returns.

All asset classes performed well for the 12-month period ended September 30, 2012, with particularly strong returns from US stocks and high yield bonds. For the six-month period ended September 30, 2012, fixed income investments outperformed equities. US Treasury bonds posted exceptional gains by historical standards and outperformed investment-grade corporate bonds and tax-exempt municipals. High yield bonds also generated solid returns. US stocks finished the six-month period with modest gains, while international and emerging market stocks lagged other asset classes amid ongoing uncertainty. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

The financial world is more uncertain than ever, but there are new avenues of opportunity — new ways to invest and new markets in which to invest. We believe it’s our responsibility to help investors adapt to today’s new world of investing and build the portfolios these times require. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“The financial world is more uncertain than ever, but there are new avenues of opportunity.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2012

	6-month	12-month
US large cap equities	3.43%	30.20%
(S&P 500® Index)
US small cap equities	1.60	31.91
(Russell 2000® Index)
International equities	(0.70)	13.75
(MSCI Europe, Australasia,
Far East Index)
Emerging market	(1.84)	16.93
equities (MSCI Emerging
Markets Index)
3-month Treasury	0.06	0.07
bill (BofA Merrill Lynch
3-Month US Treasury
Bill Index)
US Treasury securities	6.78	5.66
(BofA Merrill Lynch 10-
Year US Treasury Index)
US investment grade	3.68	5.16
bonds (Barclays
US Aggregate Bond Index)
Tax-exempt municipal	4.50	8.84
bonds (S&P Municipal
Bond Index)
US high yield bonds	6.40	19.35
(Barclays US Corporate
High Yield 2% Issuer
Capped Index)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Money Market Overview

For the Six-Month Period Ended September 30, 2012

The Federal Open Market Committee (“FOMC”) continued to maintain its target range for the federal funds rate at 0.00% to 0.25% throughout the six-month reporting period ended September 30, 2012. During the period, policymakers stated that they anticipate exceptionally low short-term rates will be warranted at least through mid-2015.

On the heels of a second successful long-term refinancing operation (“LTRO”) from the European Central Bank (“ECB”) in February, credit markets rallied during the start of the period before trending sideways. Money markets began to take pause in late May as Moody’s Investors Service, Inc. (“Moody’s”) rating agency neared completion of its large-scale review of banks placed on watch for potential downgrade, including 114 banks in 16 European countries as well as 17 other major banks and securities firms around the world that engage in global capital markets operations. As Moody’s provided a host of guidance on the pending actions over the course of its review, there was little in the way of surprise when the agency announced the results in June.

In late June, the FOMC announced the extension of the program known as “Operation Twist” through the end of 2012, with plans to sell an additional $267 billion of short-dated US Treasury securities while purchasing an equal amount of longer-dated Treasury notes. As primary market dealers are obligated to participate in the FOMC’s policy programs, Operation Twist has resulted in many dealers being forced to retain short-dated Treasury securities sold by the US Federal Reserve on their balance sheets, driving up funding costs for these positions. Dealers have relied upon overnight repurchase agreements (“repos”) in order to finance the Treasury securities, to the benefit of short-term investors who have seen repo rates nearly double this year. So it follows that Operation Twist has led to a direct increase in short-term US Treasury yields. Three-month US Treasury bill yields, for instance, averaged 0.088% over the six months ended September 2012, in contrast to an average yield of 0.035% in the previous six-month period.

As the eurozone gradually moves toward fiscal integration, economies across the region face severe headwinds. Unemployment rates have been hovering near historical highs and sovereign bond prices in peripheral countries have been volatile and altogether weak. In July, the ECB cut the main refinancing rate to 0.75%. The central bank also cut its deposit rate from 0.25% to zero to encourage euro area banks to originate new loans rather than leave idle balances on reserve at the central bank. In early September, the ECB announced a bold new sovereign bond-buying plan aimed at lowering short-term financing costs for the region’s most troubled countries subject to stringent conditions set forth under the program.

In the United States, sluggish economic growth and stubbornly high unemployment prompted the FOMC to launch another round of stimulus in mid-September. The FOMC committed to purchasing approximately $40 billion of agency mortgage-backed securities (“MBS”) per month until the US labor market exhibits substantial improvement. The FOMC will continue to reinvest principal from their existing holdings of agency MBS, bringing total monthly purchases to nearly $85 billion. Since the onset of the crisis in September 2008, the US Federal Reserve has nearly tripled its balance sheet to $2.8 trillion.

Taken together, central bank actions have eased liquidity strains in the funding markets. In fact, many issuers are fully funded through the end of 2012. During the six-month period, credit spreads compressed and US dollar London Interbank Offered Rates (“LIBOR”) moved lower across the curve. The sharpest drop came in the three-month LIBOR, which fell 11 basis points over the period to 0.359% as of September 30, 2012.

In the short-term tax-exempt market, yields rose steadily leading up to the April 15th tax filing deadline, and declined throughout the summer months due to strong cash inflows resulting from the reinvestment of bond coupon payments and maturities. This is a typical seasonal pattern for yields as increasing demand for variable rate demand notes (“VRDNs”) meets a decreasing-supply environment at this time of year. The benchmark Securities Industry and Financial Markets Association (“SIFMA”) Index, which represents the average rate on seven-day, high-quality VRDN securities (as calculated by Municipal Market Data), reached a year-to-date high of 0.26% on April 18th and ended the period at 0.18% as of September 30, 2012.

As the FOMC’s easy monetary policy has kept rates on taxable overnight repos low by historical measures, demand for VRDN securities from taxable money funds continued to be strong in 2012. This put additional supply pressures on an already shrinking VRDN market and allowed the dealer community to maintain yields on VRDNs that continue to attract crossover buyers from the taxable market.

As state and local municipalities continue to limit spending and reduce debt, new-issue supply of one-year, fixed-rate notes remained diminished in 2012. Municipalities began their annual issuance of one-year notes in June. Generally speaking, municipal money market funds take advantage of “note season” to extend their weighted average maturity, pick up yield, and diversify beyond bank exposure. The municipal yield curve continued to be extremely flat with longer-dated one-year municipal notes yielding 0.22% as of September 30, 2012, representing only a nominal premium for the extension risk over VRDNs.

Tax-exempt money fund industry assets, although down 5.7% for the six-month period ended September 30, 2012, stabilized in the third quarter, at $268 billion.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2012

Fund Information as of September 30, 2012

BIF Government Securities Fund

BIF Government Securities Fund's (the “Fund”) investment objective is to seek preservation of capital, current income and liquidity.

	7-Day SEC Yield	7-Day Yield
BIF Government Securities Fund.	0.00%	0.00%

BIF Treasury Fund

BIF Treasury Fund's (the “Fund”) investment objective is to seek preservation of capital, liquidity and current income.

	7-Day SEC Yield	7-Day Yield
BIF Treasury Fund	0.00%	0.00%

The 7-Day SEC Yields may differ from the 7-Day Yields shown above due to the fact that the 7-Day SEC Yields exclude distributed capital gains.

Past performance is not indicative of future results.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including administration fees, distribution fees, including 12b-1 fees and other Fund expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on April 1, 2012 and held through September 30, 2012) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical [2]
	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During the Period [1]	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During the Period [1]	Annualized Expense Ratio
BIF Government
Securities Fund	$1,000.00	$1,000.00	$0.65	$1,000.00	$1,024.42	$0.66	0.13%
BIF Treasury Fund	$1,000.00	$1,000.00	$0.45	$1,000.00	$1,024.62	$0.46	0.09%

[1]	For each Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Funds are feeder funds, the expense example reflects the expenses of both the Fund and the master fund in which it invests.
[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
SEMI-ANNUAL REPORT	SEPTEMBER 30, 2012	5

Statements of Assets and Liabilities

September 30, 2012 (Unaudited)	BIF Government Securities Fund	BIF Treasury Fund
Assets
Investments at value — Master Government Securities LLC and Master
Treasury LLC (individually, “Government LLC” and “Treasury LLC” or collectively, the “Master LLCs”), respectively[1]	$373,068,360	$1,553,383,754
Capital shares sold receivable	650,457	—
Prepaid expenses	419,276	—
Total assets	374,138,093	1,553,383,754

Liabilities
Administration fees payable	114,228	—
Contributions payable to Master LLCs	650,457	—
Officer’s fees payable	—	398
Other accrued expenses payable	10,228	13,866
Total liabilities	774,913	14,264
Net Assets	$373,363,180	$1,553,369,490

Net Assets Consist of
Paid-in capital [2]	$373,352,672	$1,553,319,865
Undistributed net investment income	95	165
Accumulated net realized gain allocated from the Master LLCs	10,413	49,460
Net Assets, $1.00 net asset value per share	$373,363,180	$1,553,369,490
[1] Investment at cost	$373,068,360	$1,553,383,754
[2] Shares outstanding, unlimited number of shares authorized, $0.01 par value	373,352,674	1,553,319,867

See Notes to Financial Statements.

6	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2012

Statements of Operations

Six Months Ended September 30, 2012 (Unaudited)	BIF Government Securities Fund	BIF Treasury Fund
Investment Income

Net investment income allocated from the Master LLCs:
Interest	$232,407	$779,756
Total expenses	(450,907)	(1,436,243)
Fees waived	316,950	942,724
Total income	98,450	286,237

Fund Expenses

Administration	434,458	2,076,923
Distribution	217,516	1,037,483
Transfer agent	14,799	53,951
Registration	38,031	12,209
Professional	11,677	10,365
Printing	4,291	5,712
Officer	44	606
Miscellaneous	5,143	6,064
Total expenses	725,959	3,203,313
Less fees waived by administrator	(410,057)	(1,879,898)
Less distribution fees waived	(217,516)	(1,037,483)
Total expenses after fees waived	98,396	285,932
Net investment income	64	305

Realized Gain Allocated from the Master LLCs

Net realized gain from investments	12,323	44,019
Net Increase in Net Assets Resulting from Operations	$12,387	$44,324

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2012	7

Statements of Changes in Net Assets

	BIF		BIF
	Government Securities Fund		Treasury Fund
Increase (Decrease) in Net Assets:	Six Months Ended September 30, 2012 (Unaudited)	Year Ended March 31, 2012	Six Months Ended September 30, 2012 (Unaudited)	Year Ended March 31, 2012
Operations
Net investment income	$64	$182	$305	$835
Net realized gain	12,323	3,170	44,019	65,410
Net increase in net assets resulting from operations	12,387	3,352	44,324	66,245

Dividends and Distributions to Shareholders From
Net investment income	(64)	(87)	(305)	(670)
Net realized gain	—	(6,596)	—	(95,753)
Decrease in net assets resulting from dividends and distributions to
shareholders	(64)	(6,683)	(305)	(96,423)

Capital Share Transactions
Net proceeds from sale of shares	429,849,674	1,723,453,145	1,782,453,490	5,748,006,947
Reinvestment of dividends and distributions	—	6,650	169	96,046
Cost of shares redeemed	(389,241,929)	(1,599,229,944)	(2,115,184,922)	(5,487,734,837)
Net increase (decrease) in net assets derived from capital share transactions	40,607,745	124,229,851	(332,731,263)	260,368,156

Net Assets
Total increase (decrease) in net assets	40,620,068	124,226,520	(332,687,244)	260,337,978
Beginning of period	332,743,112	208,516,592	1,886,056,734	1,625,718,756
End of period	$373,363,180	$332,743,112	$1,553,369,490	$1,886,056,734
Undistributed net investment income	$95	$95	$165	$165

See Notes to Financial Statements.

8	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2012

Financial Highlights	BIF Government Securities Fund

	Six Months Ended September 30, 2012 (Unaudited)	Year Ended March 31,
		2012		2011		2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00
Net investment income	0.0000	0.0000		0.0000		0.0000	0.0070	0.0369
Net realized gain (loss)	—	—		0.0001		0.0000	0.0001	(0.0005)
Net increase from investment operations	0.0000	0.0000		0.0001		0.0000	0.0071	0.0364
Dividends and distributions from:
Net investment income	(0.0000)	(0.0000)		(0.0000)		(0.0002)	(0.0070)	(0.0369)
Net realized gain	—	—		(0.0001)		(0.0000)	—	—
Total dividends and distributions	(0.0000)	(0.0000)		(0.0001)		(0.0002)	(0.0070)	(0.0369)
Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Total Investment Return[1]
Total investment return	0.00%[2]	0.00%		0.01%		0.03%	0.70%	3.74%

Ratios to Average Net Assets[3]
Total expenses	0.49%[4,5]	0.47	% [5]	0.49	% [5]	0.50%	0.63%	0.66%
Total expenses after fees waived	0.13%[4]	0.07%		0.18%		0.22%	0.55%	0.66%
Net investment income	0.00%[4]	0.00%		0.00%		0.00%	0.67%	3.53%

Supplemental Data
Net assets, end of period (000)	$373,363	$332,743		$208,517		$320,643	$668,476	$797,803

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[2]	Aggregate total investment return.
[3]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.
[4]	Annualized.
[5]	Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.18%, 0.24% and 0.22%, for the periods ended September 30, 2012, March 31, 2012 and March 31, 2011, respectively.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2012	9

Financial Highlights	BIF Treasury Fund

	Six Months Ended September 30, 2012 (Unaudited)		Year Ended March 31,
			2012		2011		2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00
Net investment income	0.0000		0.0000		0.0000		0.0002	0.0064	0.0343
Net realized gain (loss)	—		—		0.0001		0.0001	0.0001	(0.0002)
Net increase from investment operations	0.0000		0.0000		0.0001		0.0003	0.0065	0.0341
Dividends and distributions from:
Net investment income	(0.0000)		(0.0000)		(0.0000)		(0.0004)	(0.0064)	(0.0343)
Net realized gain	—		—		(0.0001)		(0.0000)	—	—
Total dividends and distributions	(0.0000)		(0.0000)		(0.0001)		(0.0004)	(0.0064)	(0.0343)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00

Total Investment Return[1]
Total investment return	0.00%[2]		0.00%		0.01%		0.04%	0.64%	3.48%

Ratios to Average Net Assets[3]
Total expenses	0.44%[4,5]		0.40	% [5]	0.49	% [5]	0.53%	0.57%	0.60%
Total expenses after fees waived	0.09	% [4]	0.05%		0.16%		0.20%	0.50%	0.60%
Net investment income	0.00	% [4]	0.00%		0.00%		0.02%	0.46%	2.92%

Supplemental Data
Net assets, end of period (000)	$1,553,369		$1,886,057		$1,625,719		$1,677,334	$4,235,341	$2,434,583

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[2]	Aggregate total investment return.
[3]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.
[4]	Annualized.
[5]	Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.11%, 0.15% and 0.08%, for the periods ended September 30, 2012, March 31, 2012 and March 31, 2011, respectively.

See Notes to Financial Statements.

10	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2012

Notes to Financial Statements (Unaudited)	BIF Government Securities Fund and BIF Treasury Fund

1. Organization and Significant Accounting Policies:

BIF Government Securities Fund and BIF Treasury Fund (collectively the “Funds” or individually a “Fund”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as no load, diversified, open end management investment companies. Each Fund is organized as a Massachusetts business trust. BIF Government Securities Fund and BIF Treasury Fund seek to achieve their investment objectives by investing all of their assets in Master Government Securities LLC and Master Treasury LLC, respectively, (collectively the “Master LLCs” or individually a “Master LLC”), which have the same investment objectives and strategies as the Funds. Each Master LLC is organized as a Delaware limited liability company. The value of each Fund’s investment in the respective Master LLC reflects each Fund’s proportionate interest in the net assets of the respective Master LLC. The percentage of each Master LLC owned by the corresponding Fund at September 30, 2012 was 58.1% for BIF Government Securities Fund and 60.7% for BIF Treasury Fund. The performance of each Fund is directly affected by the performance of the respective Master LLC. The financial statements of the Master LLCs, including the Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the Funds’ financial statements. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds record their investment in the respective Master LLC at fair value based on each Fund’s proportionate interest in the net assets of the respective Master LLC. Valuation of securities held by the Master LLCs is discussed in Note 1 of the Master LLCs’ Notes to Financial Statements, which are included elsewhere in this report. Each Fund seeks to maintain its net asset value per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master LLCs are accounted for on a trade date basis. Each Fund records daily its proportionate share of the respective Master LLC’s income, expenses and realized and unrealized gains and losses. In addition, the Funds accrue their own income and expenses.

Dividends and Distributions: Dividends from net investment income are declared and reinvested daily. Distributions of capital gains, if any, are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s US federal tax returns remains open for each of the four years ended March 31, 2012. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

Each Fund entered into an Administration Agreement with BlackRock Advisors, LLC (the “Administrator”), an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, each Fund pays the Administrator a monthly fee at an annual rate of 0.25% of the average daily value of each Fund’s respective net assets. The Funds do not pay an investment advisory fee or investment management fee.

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2012	11

Notes to Financial Statements (concluded)	BIF Government Securities Fund and BIF Treasury Fund

Each Fund entered into a Distribution Agreement and Distribution and Shareholder Servicing Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Shareholder Servicing Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.125% based upon each Fund’s respective average daily net assets.

The Administrator and BRIL voluntarily agreed to waive their respective administration and distribution fees and/or reimburse operating expenses to enable the Funds to maintain a minimum daily net investment income dividend. These amounts are reported in the Statements of Operations as fees waived by administrator and distribution fees waived. The Administrator and BRIL may discontinue the waiver or reimbursement at any time.

Certain officers and/or directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Administrator for a portion of compensation paid to the Funds’ Chief Compliance Officer.

3. Capital Share Transactions:

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of dividends and distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share.

4. Subsequent Events:

Management has evaluated the impact of all subsequent events on each Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

12	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2012

Master LLC Portfolio Information as of September 30, 2012	Master Government Securities LLC and Master Treasury LLC

Portfolio Composition

Master Government Securities LLC	Percent of Net Assets
US Treasury Obligations	59%
Repurchase Agreements	34
Other Assets Less Liabilities	7
Total	100%

Master Treasury LLC	Percent of Net Assets
US Treasury Obligations	100%
Total	100%

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2012	13

Schedule of Investments September 30, 2012 (Unaudited)	Master Government Securities LLC (Percentages shown are based on Net Assets)

US Treasury Obligations	Par (000)	Value
US Treasury Bills (a):
0.11% — 0.12%, 10/04/12	$70,000	$69,999,142
0.08%, 10/11/12	25,000	24,999,427
0.15%, 11/01/12	15,000	14,998,067
0.13% — 0.15%, 12/06/12	32,000	31,992,056
0.16%, 1/03/13	20,000	19,991,819
0.14%, 2/28/13	10,000	9,994,128
0.17%, 3/07/13	—	400
0.14%, 3/14/13	15,000	14,990,375
0.14%, 3/21/13	10,000	9,993,550
0.14%, 3/28/13	30,000	29,978,818
0.19%, 5/30/13	5,000	4,993,614
US Treasury Notes:
1.38%, 11/15/12	25,000	25,039,177
1.38%, 1/15/13	55,000	55,194,893
3.88%, 2/15/13	45,000	45,626,676
2.50%, 3/31/13	14,000	14,162,961
0.50%, 5/31/13	5,000	5,009,086
Total US Treasury Obligations — 58.7%		376,964,189

Repurchase Agreements	Par (000)	Value
Citigroup Global Markets, Inc., 0.22%, 10/01/12
(Purchased on 9/28/12 to be repurchased at
$25,000,458, collateralized by US Treasury Inflation
Index Note, 0.13% due 7/15/22, par and fair values
of $23,399,000 and $25,500,015, respectively)	$25,000	$25,000,000
Credit Suisse Securities LLC, 0.20%, 10/01/12
(Purchased on 9/28/12 to be repurchased at
$25,000,417, collateralized by US Treasury Inflation
Index Bonds, 1.13% due 1/15/21, par and fair values
of $20,540,000 and $25,500,653, respectively)	25,000	25,000,000
Deutsche Bank Securities, Inc., 0.18%, 10/01/12
(Purchased on 9/28/12 to be repurchased at
$25,000,375, collateralized by US Treasury Bond,
3.13% due 2/15/42, par and fair values of
$23,853,100 and $25,500,071, respectively)	25,000	25,000,000
HSBC Securities, Inc., 0.20%, 10/01/12 (Purchased on
9/28/12 to be repurchased at $25,000,417,
collateralized by US Treasury Inflation Index Note,
0.13% due 4/15/17, par and fair values of
$23,475,000 and $25,505,345, respectively)	25,000	25,000,000
JPMorgan Securities, Inc., 0.18%, 10/01/12 (Purchased
on 9/28/12 to be repurchased at $25,000,375,
collateralized by US Treasury Securities STRIPS†, 6.00%
due 2/15/26, par and fair values of $34,500,000 and
$25,503,089, respectively)	25,000	25,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.17%,
10/01/12 (Purchased on 9/28/12 to be repurchased
at $5,000,071, collateralized by a US Treasury Inflation
Index Note, 1.88% due 7/15/13, par and fair values of
$3,956,300 and $5,100,085, respectively)	5,000	5,000,000
Mizuho Securities USA LLC, 0.22%, 10/01/12
(Purchased on 9/28/12 to be repurchased at
$25,000,458, collateralized by US Treasury Securities
STRIPS†, 0.00% due 11/15/35 – 8/15/42, par and fair
values of $54,303,448 and $25,500,001, respectively)	25,000	25,000,000
Morgan Stanley & Co. Inc., 0.21%, 10/01/12 (Purchased
on 9/28/12 to be repurchased at $25,000,438,
collateralized by US Treasury Inflation Index Bond,
2.38% due 1/15/25, par and fair values of
$15,365,200 and $25,500,080, respectively)	25,000	25,000,000
RBS Securities, Inc., 0.20%, 10/01/12 (Purchased on
9/28/12 to be repurchased at $17,351,289,
collateralized by US Treasury Note, 3.63% due
08/15/19, par and fair values of $15,010,000 and
$17,700,605 respectively)	17,351	17,351,000
UBS Securities LLC, 0.20%, 10/01/12 (Purchased on
9/28/12 to be repurchased at $25,000,417,
collateralized by a US Treasury Note, 0.63% due
5/31/17, par and fair values of $25,392,500 and
$25,500,093, respectively)	25,000	25,000,000
Total Repurchase Agreements — 34.6%		222,351,000

Total Investments (Cost — $599,315,189*) — 93.3%		599,315,189
Other Assets Less Liabilities — 6.7%		43,204,111
Net Assets — 100.0%		$642,519,300

*	Cost for federal income tax purpose.
†	Separately Traded Registered Interest and Principal of Securities (STRIPS).
(a)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.

See Notes to Financial Statements.

14	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2012

Schedule of Investments (concluded)	Master Government Securities LLC

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Master LLC has the ability to access
•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master LLC’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master LLC’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the Master LLC’s risks associated with investing in those securities. For information about the Master LLC’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Master LLC’s investments categorized in the disclosure hierarchy as of September 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
US Treasury
Obligations	—	$376,964,189	—	$376,964,189
Repurchase
Agreements	—	222,351,000	—	222,351,000
Total	—	$599,315,189	—	$599,315,189

Certain of the Master LLC’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of September 30, 2012, a bank overdraft of $75,892 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the six months ended September 30, 2012.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2012	15

Schedule of Investments September 30, 2012 (Unaudited)	Master Treasury LLC (Percentages shown are based on Net Assets)

US Treasury Obligations	Par (000)	Value
US Treasury Bills (a):
0.04% — 0.12%, 10/04/12	$538,552	$538,545,948
0.09% — 0.15%, 10/11/12	195,000	194,993,705
0.08% — 0.10%, 10/18/12	223,234	223,225,392
0.08%, 10/25/12	21,689	21,687,810
0.06% — 0.15%, 11/01/12	160,547	160,531,260
0.14%, 11/08/12	25,000	24,996,141
0.11%, 11/15/12	460	459,932
0.08% — 0.15%, 11/23/12	92,233	92,218,202
0.11% — 0.15%, 11/29/12	70,000	69,986,000
0.11% — 0.15%, 12/06/12	105,000	104,974,517
0.07% — 0.11%, 12/13/12	59,187	59,174,325
0.11% — 0.15%, 12/20/12	101,740	101,712,750
0.16%, 1/03/13	30,000	29,987,729
0.15%, 2/21/13	75,000	74,956,500
0.14%, 2/28/13	25,000	24,985,319
0.14%, 3/14/13	50,000	49,967,917
0.14%, 3/21/13	72,582	72,534,914
0.14%, 3/28/13	50,000	49,964,712
US Treasury Notes:
1.38%, 10/15/12	50,000	50,025,869
1.38%, 11/15/12	312,000	312,488,927
0.63%, 12/31/12	22,000	22,026,500
1.38%, 1/15/13	75,000	75,265,763
3.88%, 2/15/13	85,000	86,183,721
2.50%, 3/31/13	3,000	3,034,920
Total Investments (Cost — $2,443,928,773*) — 95.5%		2,443,928,773
Other Assets Less Liabilities — 4.5%		114,960,968
Net Assets — 100.0%		$2,558,889,741

*	Cost for federal income tax purposes.
(a)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.
•	Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Master LLC has the ability to access
•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master LLC’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master LLC’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the Master LLC’s risks associated with investing in those securities. For information about the Master LLC’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Master LLC’s investments categorized in the disclosure hierarchy as of September 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
US Treasury
Obligations	—	$2,443,928,773	—	$2,443,928,773

Certain of the Master LLC’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of September 30, 2012, a bank overdraft of $243,332 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the six months ended September 30, 2012.

See Notes to Financial Statements.

16	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2012

Statements of Assets and Liabilities

September 30, 2012 (Unaudited)	Master Government Securities LLC	Master Treasury LLC
Assets
Investments at value — unaffiliated[1]	$376,964,189	$2,443,928,773
Repurchase agreements, at value — unaffiliated [2]	222,351,000	—
Investments sold receivable	40,075,000	110,000,000
Contributions receivable from investors	2,582,085	2,636,237
Interest receivable	690,889	2,829,945
Prepaid expenses	6,979	6,229
Total assets	642,670,142	2,559,401,184

Liabilities
Bank overdraft	75,892	243,332
Investment advisory fees payable.	42,761	179,751
Other affiliates payable	4,670	36,758
Directors’ fees payable	—	19,589
Other accrued expenses payable	27,519	32,013
Total liabilities	150,842	511,443
Net Assets	$642,519,300	$2,558,889,741

Net Assets Consist of
Investors’ capital	$642,519,300	$2,558,889,741
[1] Investments at cost — unaffiliated	$376,964,189	$2,443,928,773
[2] Repurchase agreements at cost — unaffiliated	$222,351,000	—

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2012	17

Statements of Operations

Six Months Ended September 30, 2012 (Unaudited)	Master Government Securities LLC	Master Treasury LLC
Investment Income
Interest	$468,682	$1,347,423

Expenses
Investment advisory	804,488	2,234,600
Accounting services	31,938	113,119
Custodian	27,917	41,793
Professional	30,327	23,534
Directors	9,263	40,939
Printing	2,748	6,280
Miscellaneous	6,214	23,853
Total expenses	912,895	2,484,118
Less fees waived by Manager	(645,046)	(1,634,870)
Total expenses after fees waived	267,849	849,248
Net investment income	200,833	498,175

Realized Gain
Net realized gain from investments	24,558	74,929
Net Increase in Net Assets Resulting from Operations	$225,391	$573,104

Statements of Changes in Net Assets

	Master Government Securities LLC		Master Treasury LLC
Increase (Decrease) in Net Assets:	Six Months Ended September 30, 2012 (Unaudited)	Year Ended March 31, 2012	Six Months Ended September 30, 2012 (Unaudited)	Year Ended March 31, 2012
Operations
Net investment income	$200,833	$219,088	$498,175	$948,805
Net realized gain	24,558	7,419	74,929	110,794
Net increase in net assets resulting from operations	225,391	226,507	573,104	1,059,599

Capital Transactions
Proceeds from contributions	1,728,693,185	5,471,740,795	5,319,249,734	15,223,561,834
Value of withdrawals	(1,829,546,056)	(5,225,509,991)	(5,907,509,432)	(14,704,269,540)
Net increase (decrease) in net assets derived from capital transactions	(100,852,871)	246,230,804	(588,259,698)	519,292,294

Net Assets
Total increase (decrease) in net assets	(100,627,480)	246,457,311	(587,686,594)	520,351,893
Beginning of period	743,146,780	496,689,469	3,146,576,335	2,626,224,442
End of period	$642,519,300	$743,146,780	$2,558,889,741	$3,146,576,335

See Notes to Financial Statements.

18	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2012

Financial Highlights	Master Government Securities LLC

	Six Months Ended September 30, 2012 (Unaudited)	Year Ended March 31,
		2012	2011	2010	2009	2008
Total Investment Return
Total investment return	0.03%[1]	0.04%	0.13%	0.18%	1.05%	4.16%

Ratios to Average Net Assets
Total expenses	0.26%[2]	0.27%	0.27%	0.26%	0.23%	0.24%
Total expenses after fees waived and paid indirectly	0.08%[2]	0.03%	0.06%	0.07%	0.20%	0.24%
Net investment income	0.06%[2]	0.04%	0.13%	0.14%	1.03%	3.99%

Supplemental Data
Net assets, end of period (000)	$642,519	$743,147	$496,689	$680,465	$1,170,448	$1,308,122

[1]	Aggregate total investment return.
[2]	Annualized.

Master Treasury LLC

	Six Months Ended September 30, 2012 (Unaudited)	Year Ended March 31,
		2012	2011	2010	2009	2008
Total Investment Return
Total investment return	0.02%[1]	0.03%	0.08%	0.10%	0.98%	3.87%

Ratios to Average Net Assets
Total expenses	0.17%[2]	0.17%	0.18%	0.17%	0.16%	0.21%
Total expenses after fees waived and paid indirectly	0.06%[2]	0.02%	0.09%	0.14%	0.16%	0.21%
Net investment income	0.03%[2]	0.03%	0.06%	0.08%	0.81%	3.42%

Supplemental Data
Net assets, end of period (000)	$2,558,890	$3,146,576	$2,626,224	$2,856,229	$5,718,164	$3,486,319

[1]	Aggregate total investment return.
[2]	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2012	19

Notes to Financial Statements (Unaudited)	Master Government Securities LLC and Master Treasury LLC

1. Organization and Significant Accounting Policies:

Master Government Securities LLC and Master Treasury LLC (collectively the “Master LLCs” or individually a “Master LLC”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and are organized as Delaware limited liability companies. Each Master LLC’s Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations. The Master LLCs’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Master LLCs:

Valuation: US GAAP defines fair value as the price the Master LLCs would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master LLCs fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The Master LLCs’ investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security.

Repurchase Agreements: The Master LLCs may invest in repurchase agreements. In a repurchase agreement, the Master LLCs purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Master LLCs’ custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults and the fair value of the collateral declines, the Master LLCs could experience losses, delays and costs in liquidating the collateral.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Income Taxes: The Master LLCs are classified as partnerships for federal income tax purposes. As such, each investor in each Master LLC is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of that Master LLC. Therefore, no federal income tax provision is required. It is intended that each Master LLC’s assets will be managed so an investor in a Master LLC can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Each Master LLC files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Master LLC’s US federal tax returns remains open for each of the four years ended March 31, 2012. The statutes of limitations on each Master LLC’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Master LLCs’ financial statement disclosures.

Other: Expenses directly related to a Master LLC are charged to that Master LLC. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Master LLCs have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

20	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2012

Notes to Financial Statements (concluded)	Master Government Securities LLC and Master Treasury LLC

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Master LLCs entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Master LLCs’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Master LLC’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Master LLC. For such services, each Master LLC pays the Manager a monthly fee based on a percentage of each Master LLC’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $500 million	0.250%
$500 million — $1 billion	0.175%
In excess of $1 billion	0.125%

The Manager voluntarily agreed to waive a portion of the investment advisory fees and/or reimburse operating expenses of each Master LLC to enable the feeders that invest in the Master LLCs, to maintain minimum levels of net investment income. These amounts are reported in the Statements of Operations as fees waived by the Manager.

For the six months ended September 30, 2012, the Master LLCs reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

Reimbursement to Manager
Master Government Securities LLC	$3,297
Master Treasury LLC	$19,598

Certain officers and/or directors of the Master LLCs are officers and/or directors of BlackRock or its affiliates.

3. Market and Credit Risk:

In the normal course of business, the Master LLCs invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master LLCs may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master LLCs; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master LLCs may be exposed to counterparty credit risk, or the risk that an entity with which the Master LLCs have unsettled or open transactions may fail to or be unable to perform on its commitments. The Master LLCs manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master LLCs to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master LLCs’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in Statements of Assets and Liabilities, less any collateral held by the Master LLCs.

4. Subsequent Events:

Management has evaluated the impact of all subsequent events on each Master LLC through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2012	21

Disclosure of Investment Advisory Agreements

BIF Government Securities Fund (“Government Securities Fund”) currently invests all of its investable assets in Master Government Securities LLC (“Master Government Securities”). BIF Treasury Fund (“Treasury Fund,” and together with Government Securities Fund, the “Funds,” and each individually, a “Fund”) currently invests all of its investable assets in Master Treasury LLC (“Master Treasury” and together with Master Government Securities, the “Master LLCs,” and each individually, a “Master LLC”). The Board of Directors of each Master LLC met on April 17, 2012 and May 15-16, 2012 to consider the approval of the Master LLC’s investment advisory agreement (each, an “Agreement”) with BlackRock Advisors, LLC (“BlackRock” or the “Manager”), each Master LLC’s investment advisor. The Board of Trustees of each Fund also considered the approval of the pertinent Agreement. For simplicity, the Board of Directors of each Master LLC, together with the Board of Trustees of the related Fund, are referred to herein individually as the “Board” and collectively as the “Boards” and the members are referred to as “Board Members.”

Activities and Composition of the Boards

Each Board consists of fourteen individuals, twelve of whom are not “interested persons” of the Master LLCs or the Funds as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the relevant Master LLC or Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continuation of the Agreements on an annual basis. Each Board has four quarterly meetings per year, each extending over two days, and a fifth meeting to consider specific information surrounding the consideration of renewing the pertinent Agreement. In connection with this process, each Board assessed, among other things, the nature, scope and quality of the services provided to the relevant Master LLC and Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

Each Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the pertinent Agreement, including the services and support provided by BlackRock to the relevant Master LLC and Fund and their shareholders. Among the matters the Boards considered, with respect to each Master LLC and/or Fund, were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master LLC and/or the Fund for services, such as marketing and distribution, call center and fund accounting; (c) the Master LLC’s and/or the Fund’s operating expenses and how BlackRock allocates expenses to the Master LLC and the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Master LLC’s and the Fund’s investment objective, policies and restrictions; (e) the Master LLC’s and the Fund’s compliance with its respective Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master LLC’s and/or the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

Each Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, each Board requested, to the extent reasonably possible, an analysis of the risk and return relative to selected funds in peer groups. BlackRock provides information to the Boards in response to specific questions. These questions covered issues such as profitability, investment performance and management fee levels. The Board considered the importance of: (i) managing fixed income assets with a view toward preservation of capital; (ii) portfolio managers’ investments in the funds they manage; (iii) BlackRock’s controls surrounding the coding of quantitative investment models; and (iv) BlackRock’s oversight of relationships with third party service providers.

22	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2012

Disclosure of Investment Advisory Agreements (continued)

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 17, 2012 meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are engaged in a process with their independent legal counsel and BlackRock to review periodically the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of the relevant Master LLC and Fund, as applicable, and the investment performance of the relevant Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the existence, impact and sharing of potential economies of scale; (e) a summary of aggregate amounts paid by the relevant Master LLC and/or Fund to BlackRock; (f) sales and redemption data regarding the relevant Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 17, 2012, each Board reviewed materials relating to its consideration of the pertinent Agreement. As a result of the discussions that occurred during the April 17, 2012 meeting, and as a culmination of each Board’s year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 15-16, 2012 Board meeting.

At an in-person meeting held on May 15-16, 2012, the Board of each Master LLC, including all the Independent Board Members, unanimously approved the continuation of the pertinent Agreement between the Manager and the Master LLC for a one-year term ending June 30, 2013. The Board of each Fund, including the Independent Board Members, also considered the continuation of the pertinent Agreement and found the Agreement to be satisfactory. In approving the continuation of the Agreements, the Boards considered, with respect to each Fund and/or Master LLC, as applicable: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master LLC, the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master LLC and the Fund; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Master LLC and the Fund; and (f) other factors deemed relevant by the Board Members.

The Boards also considered other matters it deemed important to the approval process, with respect to each relevant Fund and Master LLC, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of portfolio holdings of the Master LLC, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Master LLC and the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each relevant Fund. Throughout the year, each Board compared the relevant Fund’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Boards met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Master LLC’s portfolio management team discussing the Master LLC’s performance and the Master LLC’s investment objective, strategies and outlook.

The Boards considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each Master LLC’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis and oversight capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to each Master LLC’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and non-investment advisory services provided to the Master LLCs and the Funds. BlackRock and its affiliates provide the Master LLCs and the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Master LLCs and the Funds by third parties) and officers and other personnel as are necessary for the operations of the Master LLCs and the Funds. In particular, BlackRock and its affiliates provide the Master LLCs and the Funds with the following administrative services, including, among

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2012	23

Disclosure of Investment Advisory Agreements (continued)

others: (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Master LLCs and the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master LLCs, the Funds and BlackRock: The Boards, including the Independent Board Members, also reviewed and considered the performance history of each relevant Master LLC and Fund, as applicable. The Boards noted that each Master LLC’s investment results correspond directly to the investment results of the relevant Fund. In preparation for the April 17, 2012 meeting, each Board worked with its independent counsel, BlackRock and Lipper to develop a template for, and were provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the relevant Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, each Board received and reviewed information regarding the investment performance of the relevant Fund as compared to funds in the Fund’s applicable Lipper category. The Boards were provided with a description of the methodology used by Lipper to select peer funds and periodically meet with Lipper representatives to review their methodology. Each Board and its Performance Oversight and Contract Committee regularly review, and meet with the management of the relevant Master LLC to discuss, the performance of the Master LLC and related Fund, as applicable, throughout the year.

The Board of Master Government Securities and Government Securities Fund noted that the Fund performed below the median of its Lipper Performance Universe in the three- and five-year periods reported, but that the Fund performed within one basis point of its Peer median for the one-year period reported. The Board and BlackRock reviewed and discussed the reasons for Government Securities Fund’s underperformance during the three- and five-year periods compared with its Peers. The Board was informed that, among other things, the Fund’s investment parameters strongly resemble a fund that invests principally in U.S. Treasury obligations, while being measured against a Lipper Peer Universe that largely invests in other types of higher yielding agency securities that are ineligible for investment by the Fund.

The Board and BlackRock discussed BlackRock’s strategy for improving Master Government Securities’/Government Securities Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist Master Government Securities’ portfolio managers and to improve Master Government Securities’/Government Securities Fund’s performance.

The Board of Master Treasury and the Board of Treasury Fund noted that, in general, the Fund performed within the one basis point threshold of its Lipper Performance Universe Peer median for the one-year period reported, and the Fund performed at or above the Peer median of its Lipper Performance Universe in either the three- or five-year period reported.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master LLCs and the Funds: The Boards, including the Independent Board Members, reviewed each Master LLC’s/Fund’s contractual management fee rate compared with the other funds in the relevant Fund’s Lipper category. They also compared each Fund’s total expense ratio, as well as each Master LLC’s/Fund’s actual management fee rate, to those of other funds in the Fund’s Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided to each relevant Master LLC and Fund. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each relevant Master LLC and Fund. The Boards reviewed BlackRock’s profitability with respect to each pertinent Master LLC and Fund, as applicable, and other funds the Boards currently oversee for the year ended December 31, 2011 compared to available aggregate profitability data provided for the years ended December 31, 2010 and December 31, 2009. The Boards reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other

24	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2012

Disclosure of Investment Advisory Agreements (concluded)

producttypes. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

In addition, the Boards considered the cost of the services provided to the Master LLCs and the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master LLCs and the Funds and the other funds advised by BlackRock and its affiliates. As part of their analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of each pertinent Master LLC and Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards.

The Boards noted that each Master LLC’s/Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the pertinent Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Boards also noted that each Master LLC has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Master LLC increases above certain contractually specified levels. The Boards additionally noted that BlackRock and each Fund’s distributor have voluntarily agreed to waive a portion of their respective fees and/or reimburse operating expenses to enable the pertinent Fund and Master LLC to maintain minimum levels of daily net investment income. This waiver and/or reimbursement may be discontinued at any time without notice.

D. Economies of Scale: The Boards, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each relevant Master LLC and Fund increase, as well as the existence of expense caps. The Boards also considered the extent to which each Master LLC and Fund benefit from such economies and whether there should be changes in the advisory fee rate or structure in order to enable each Master LLC and Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Master LLC. In their consideration, the Board Members took into account the existence of expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Master LLCs and the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master LLCs and the Funds, including for administrative, distribution, securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the pertinent Agreement, each Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the open-end fund marketplace, and that shareholders of each Fund are able to redeem their Fund shares if they believe that the Fund’s and/or the pertinent Master LLC’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board of each Master LLC, including all the Independent Board Members, unanimously approved the continuation of the pertinent Agreement between the Manager and the Master LLC for a one-year term ending June 30, 2013. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of each Master LLC, including the Independent Board Members, was satisfied that the terms of pertinent Agreement were fair and reasonable and in the best interest of the Master LLC and its shareholders. The Board of each Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to the related Master LLC and found the Agreement to be satisfactory. In arriving at their decision to approve the Agreements, the Boards of the Master LLCs did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master LLCs reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2012	25

Officers and Directors

Ronald W. Forbes, Co-Chairman of the Board and Director
Rodney D. Johnson, Co-Chairman of the Board and Director
Paul L. Audet, Director
David O. Beim, Director
Henry Gabbay, Director
Dr. Matina S. Horner, Director
Herbert I. London, Director
Ian A. MacKinnon, Director1
Cynthia A. Montgomery, Director
Joseph P. Platt, Director
Robert C. Robb, Jr., Director
Toby Rosenblatt, Director
Kenneth L. Urish, Director
Frederick W. Winter, Director
John M. Perlowski, President and Chief Executive Officer
Richard Hoerner, CFA, Vice President
Brendan Kyne, Vice President
Simon Mendelson, Vice President
Christopher Stavrakos, CFA, Vice President
Neal Andrews, Chief Financial Officer
Jay Fife, Treasurer
Brian Kindelan, Chief Compliance Officer
   and Anti-Money Laundering Officer
Benjamin Archibald, Secretary2

[1]	Effective May 15, 2012, Ian A. MacKinnon became a Director of the Funds and Master LLCs.
[2]	Effective May 16, 2012, Ira P. Shapiro resigned as Secretary of the Funds and Master LLCs and Benjamin Archibald became Secretary of the Funds and Master LLCs.

Investment Advisor
and Administrator
BlackRock Advisors, LLC
Wilmington, DE 19809

Custodian and Accounting Agent
State Street Bank and Trust Company
Boston, MA 02110

Transfer Agent
Financial Data Services, Inc.
Jacksonville, FL 32246

Distributor
BlackRock Investments, LLC
New York, NY 10022

Independent Registered Public
Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Legal Counsel
Sidley Austin LLP
New York, NY 10019

Address of the Funds
100 Bellevue Parkway
Wilmington, DE 19809

26	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2012

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Transfer Agent at (800) 221-7210.

Availability of Quarterly Schedule of Investments

The Funds/Master LLCs file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’/Master LLCs’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’/Master LLCs’ Forms N-Q may also be obtained upon request and without charge by calling (800) 626-1960.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds/Master LLCs use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 626-1960; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds/Master LLCs voted proxies relating to securities held in the Funds’/Master LLCs’ portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 626-1960 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2012	27

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or solicitation of an offer to buy shares of a Fund unless accompanied or preceded by the Fund’s current prospectus. An investment in either of the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund. Total return information assumes reinvestment of all dividends and distributions. Past performance results shown in this report should not be considered a representation of future performance. For current month-end performance information, call (800) 626-1960. Each Fund’s current 7-day yield more closely reflects the current earnings of the Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

#BIFGOVTR-9/12-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report
Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report
Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report
Item 5 –	Audit Committee of Listed Registrants – Not Applicable
Item 6 –	Investments
(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.
Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable
Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable
Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable
Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.
Item 11 –	Controls and Procedures
(a) – The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.
(b) – There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.
Item 12 –	Exhibits attached hereto
(a)(1) – Code of Ethics – Not Applicable to this semi-annual report
(a)(2) – Certifications – Attached hereto
(a)(3) – Not Applicable
(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BIF Treasury Fund and Master Treasury LLC

By: /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BIF Treasury Fund and Master Treasury LLC

Date: December 3, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By: /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BIF Treasury Fund and Master Treasury LLC

Date: December 3, 2012

By: /s/ Neal J. Andrews

Neal J. Andrews

Chief Financial Officer (principal financial officer) of

BIF Treasury Fund and Master Treasury LLC

Date: December 3, 2012

3